UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 6, 2004

Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Fannie Mae

Federally chartered corporation	0-50231	52-0883107
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3900 Wisconsin Avenue, NW	20016
Washington, DC	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 202-752-7000

(Former Name or Former Address, if Changed Since Last Report):

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On October 6, 2004, Fannie Mae (formally the Federal National Mortgage Association) released testimony by Franklin D. Raines, the company’s Chairman and Chief Executive Officer, Timothy Howard, the company’s Vice Chairman and Chief Financial Officer, and Ann Korologos, the Presiding Director of Fannie Mae’s Board of Directors, before the House Subcommittee on Capital Markets, Insurance and Government Sponsored Enterprises. This testimony, copies of which are filed as exhibits to this report, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Anthony F. Marra

Anthony F. Marra
Senior Vice President and Deputy General Counsel

Date:  October 6, 2004

EXHIBIT INDEX

     The following exhibits are submitted herewith.

Exhibit Number	Description of Exhibits

99.1	October 6, 2004 Testimony by Franklin D. Raines before the House Subcommittee on Capital Markets, Insurance and Government Sponsored Enterprises

99.2	October 6, 2004 Testimony by Timothy Howard before the House Subcommittee on Capital Markets, Insurance and Government Sponsored Enterprises

99.3	October 6, 2004 Testimony by Ann Korologos before the House Subcommittee on Capital Markets, Insurance and Government Sponsored Enterprises